UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
December 1, 2009 (November 24, 2009)

Hi-Shear Technology Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-12810	22-2535743
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

24225 Garnier Street

Torrance, CA 90505-5355

(Address of principal executive offices)

Registrant’s telephone number, including area code:
(310)-784-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                                             Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on September 16, 2009, Hi-Shear Technology Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Chemring Group PLC, a company organized under the laws of England and Wales (“Parent”), and Parkway Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and a wholly-owned subsidiary of the Parent.  On November 19, 2009, the stockholders of the Company voted to approve and adopt the Merger Agreement.  On November 24, 2009 at the effective time of the Merger (the “Effective Time”), in accordance with the Merger Agreement and the Delaware General Corporation Law, Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation of the Merger and becoming a wholly-owned subsidiary of the Parent.

On November 24, 2009, the Company notified NYSE Amex (“NYSE Amex”) of the consummation of the Merger and requested that trading in the Company’s common stock, par value $0.001 per share (the “Common Stock”), be suspended and that the Common Stock be withdrawn from listing on NYSE Amex.  NYSE Amex has filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended, on Form 25 to delist and deregister the Common Stock.  As a result, the Common Stock will no longer be listed on NYSE Amex.  The Company will file a Form 15 with the Securities and Exchange Commission (“SEC”) to deregister the Common Stock under Sections 12(b) and 12(g) of the Exchange Act and to suspend the reporting obligations of the Company under Sections 13 and 15(d) of the Exchange Act.

Item 3.03                                             Material Modification to Rights of Security Holders.

Under the terms of the Merger Agreement, at the Effective Time, each outstanding share of Common Stock was cancelled and converted into the right to receive an amount in cash equal to $19.18 per share, without interest and subject to the terms and conditions set forth in the Merger Agreement.  In addition, at the Effective Time, (i) each outstanding Company stock option (whether vested or unvested) to purchase shares of Common Stock was cancelled and converted into the right to receive an amount in cash equal to the excess, if any, of $19.18 over the exercise price of such option times the number of shares of Common Stock covered by such stock option, without interest and subject to the terms and conditions set forth in the Merger Agreement, and (ii) each outstanding restricted stock unit (whether vested or unvested) was cancelled and converted into the right to receive an amount in cash equal to $19.18 per share of Common Stock underlying such restricted stock unit, without interest and subject to the terms and conditions set forth in the Merger Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Merger Agreement.  A copy of the Merger Agreement was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 16, 2009, and is incorporated by reference herein.

Item 5.01                                             Changes in Control of Registrant.

The information disclosed in Items 3.01 and 3.03 is hereby incorporated by reference.

At the Effective Time, the Company became a wholly-owned subsidiary of the Parent.  The amount of consideration used by Parent was approximately $132 million, which amount was funded from cash on hand, including proceeds from a private placement of loan notes to institutional investors in November 2009.

Item 5.02.                                          Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, at the Effective Time, Jack Bunis, Lawrence Moreau and John Zaepfel resigned from the board of directors of the Company and each of Lawrence M. D’Andrea, Daniel P. McKenrick and George W. Trahan were elected as directors of the Company, in each case, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified.  Pursuant to the Merger Agreement, at the Effective Time, George W. Trahan was appointed as President and Treasurer of the Company and Jan L. Hauhe was appointed as Chief Financial Officer and Secretary of the Company, in each case, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified.

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, (i) the Company’s restated certificate of incorporation was amended in its entirety to be identical to the amended and restated certificate of incorporation attached as Exhibit 3.1 to this Current Report on Form 8-K and (ii) the by-laws of Merger Sub, as in effect immediately prior to the effective time of the Merger, became the by-laws of the Company.  On November 24, 2009, the Company’s by-laws were amended and restated in their entirety to be identical to the by-laws attached as Exhibit 3.2 to this Current Report on Form 8-K.  Copies of the Company’s amended and restated certificate of incorporation and by-laws are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01                                             Other Events.

On November 25, 2009, Parent issued a press release (the “Press Release”) announcing that the parties had consummated the Merger. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.  On November 25, 2009, the Company issued a press release (the “Company Press Release) announcing that the parties had consummated the Merger.  A copy of the Company Press Release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits

The following are included as exhibits to this report:

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of September 16, 2009, by and among Hi-Shear Technology Corporation, Chemring Group PLC, and Parkway Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 of Current Report on Form 8-K filed September 16, 2009)

3.1	Amended and Restated Certificate of Incorporation of Hi-Shear Technology Corporation

3.2	By-Laws of Hi-Shear Technology Corporation

99.1	Press Release of Chemring Group PLC issued on November 25, 2009

99.2	Press Release of Hi-Shear Technology Corporation issued on November 25, 2009

HI-SHEAR TECHNOLOGY CORPORATION

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HI-SHEAR TECHNOLOGY CORPORATION

(Registrant)

DATE: December 1, 2009	By:	/s/ JAN L. HAUHE
	Name:	Jan L. Hauhe
	Title:	Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of September 16, 2009, by and among Hi-Shear Technology Corporation, Chemring Group PLC, and Parkway Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 of Current Report on Form 8-K filed September 16, 2009)

3.1	Amended and Restated Certificate of Incorporation of Hi-Shear Technology Corporation

3.2	By-Laws of Hi-Shear Technology Corporation

99.1	Press Release of Chemring Group PLC issued on November 25, 2009

99.2	Press Release of Hi-Shear Technology Corporation issued on November 25, 2009